HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-151805          HV-6777 - Hartford 403(b) Cornerstone Innovations(SM)

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Supplement dated May 3, 2013 to your Prospectus

1.            FUND RECLASSIFICATION

MSIF OPPORTUNITY PORTFOLIO – CLASS H

On or about June 5, 2013, at a Joint Special Meeting of Shareholders (the “Meeting”), Shareholders will vote on a plan of reclassification (the “Reclassification”) pursuant to which the MSIF Opportunity Portfolio Fund – Class H Shares (the “Class H Shares”) will be reclassified as the MSIF Opportunity Portfolio Fund – Class P Shares (the “Class P Shares”).  If the Reclassification is approved, each Class H Shareholder will own Class P Shares having an aggregate value equal to the aggregate value of Class H Shares held by that Shareholder as of the close of business on the day of Reclassification.  If approved by Shareholders, the Reclassification is scheduled to close on or about July 15, 2013 (or at a later date if the Meeting is adjourned or postponed) (the “Closing Date”).

As a result of the Reclassification, if any of your Participant Account value is allocated to the Class H Shares, that amount will be reclassified as Class P Shares.

If the proposed Reclassification is approved, effective as of the Closing Date, all references contained in the Prospectus for your Contract related to the Class H Shares are deleted and replaced with the Class P Shares.

2.            FUND CLOSURE

MSIF OPPORTUNITY PORTFOLIO – CLASS P

The MSIF Opportunity Portfolio Sub-Account is closed to Contracts issued on or about July 15, 2013.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.